UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2005

BrandPartners Group Inc.
(Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 335-1400

N/A
(Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

On August 9, 2005, BrandPartners Group, Inc. issued a press release announcing the filing of its 10-Q with the Securities and Exchange Commission and its operating results for the three and six months ended June 30, 2005. The press release also announced the Company’s backlog of signed orders of approximately $28 million as of August 1, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits furnished with this report:

     99.1 Press Release issued by BrandPartners dated August 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2005	BrandPartners Group, Inc.
(Registrant)

/s/ Suzanne Verrill
Suzanne Verrill
Chief Financial Officer